                                          PROVIDENT Financial Group, INC.
                                     2002 OUTSIDE DIRECTORS STOCK OPTION PLAN

         The purpose of the 2002  Outside  Directors'  Amended and  Restated  Stock  Option Plan (the "Plan") is to
advance the interests of Provident  Financial  Group,  Inc.  ("Provident"  or "Company")  and its  shareholders  by affording  non-employee  members of Provident's  Board of Directors an  opportunity  to increase their  proprietary interest in Provident by the grant of options to them under the terms set forth  herein.  Provident  believes  that this Plan will give an incentive to these persons in the furtherance of their duties.

1.       Effective Date of the Plan. The Plan shall be effective on April 1, 2002.
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2.       Shares  Subject to the Plan.  The shares to be issued upon the exercise of the options  granted  under the
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Plan shall be shares of Common Stock,  no par value,  of the Company.  Either  treasury or authorized  and unissued shares of Common Stock,  or both, as the Board of Directors  shall from time to time  determine,  may be so issued.
Shares of Common Stock which are the subject of any lapsed,  expired or  terminated  options may be made  available for re-offering under the Plan.

         Subject to the  provisions of Section 4 hereof,  the aggregate  number of shares of Common Stock for which options may be granted under the Plan shall be 25,000 shares.

3.       Administration.  The Plan shall be  administered by a Committee  appointed by the Board of Directors,  and
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will consist of one or more Directors who may also be eligible to participate in the Plan.

         All options  granted  under the Plan shall be  evidenced  by a written  agreement.  Subject to the express provisions  of the Plan,  the  Committee  shall have the  authority to establish  the terms and  conditions of such option agreements, consistent with this Plan, and which agreements need not be uniform.

4.       Adjustment to Common Stock and Option Price.
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4.1      In the event of changes in the  outstanding  Common  Stock of the Company as a result of stock  dividends, split-ups,  recapitalizations,  combinations or exchanges,  the number and class of shares for all purposes covered by the Plan and the number and class of shares of Common  Stock and the Option  Price for each  outstanding  option under the Plan shall be correspondingly adjusted by the Committee.

4.2      The Committee  shall make  appropriate  adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

4.3      In the event of the  dissolution or liquidation of the Company each  outstanding  option issued  hereunder shall  terminate as of a date fixed by the Committee  provided  that not less than 20 days'  written  notice of the date of  expiration  shall be given to each  holder of an option and each such holder  shall have the right  during such  period  following  notice  to  exercise  the  option  as to all or any  part of the  option  for  which it is exercisable at the time of such exercise.

4.4      In case of any  reorganization  of the Company (or any other entity the stock or other securities of which are at the time  receivable  on the  exercise of this  Option) or in case the  Company  (or any such other  entity)
shall  consolidate  with or merge with another entity or convey all or  substantially  all of its assets to another entity,  then and in each such case the  holder of an  Option,  upon the  exercise  thereof  at any time  after the consummation of such  reorganization,  consolidation,  merger or conveyance,  shall be entitled to receive, in lieu of the  stock  or  other  securities  and  property  receivable  upon  the  exercise  of an  Option  prior  to such consununation,  the stock or other  securities  or property to which such holder would have been entitled upon such consummation if such holder had exercised an Option  immediately prior thereto,  all subject to further  adjustment as provided  herein.  Effective  provision  shall be made in the charter of the  resulting or  surviving  entity or otherwise,  so that the provisions  set forth herein for the  protection of the Option holders shall  thereafter be applicable,  as  nearly as  reasonably  may be, to any other  shares  of stock and other  securities  and  property deliverable upon exercise of an Option.

5.       Eligible Directors,  Grant of Options.  Each Director of the Company who is not an employee of the Company
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(an "Eligible  Director")  shall be  automatically  granted an option to purchase 2,000 shares of Common Stock upon each annual  election as Director.  If the Board of Directors  elects to fill a vacancy on the Board,  then the new
Eligible  Director  shall be  automatically  granted an option of 2,000  shares of Common Stock at the time of such election.

6.       Price.  The purchase  price of the shares of Common  Stock which may be acquired  pursuant to the exercise
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of any option  granted  pursuant  to the Plan shall be the  average of the  closing  bid and asked  prices for such shares  reported on any stock  exchange or  over-the-counter  trading  system on the last trading date prior to the date of grant ("Option Price").

7.       Period of Option. The term of each option shall be ten years from the date of grant.
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8.       Vesting and Exercise of Options.  The right to exercise  options will vest six months from the date of the
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granting  thereof.  An option may be  exercised  by an Eligible  Director  as to all or part of the shares  covered thereby  by giving  written  notice to the  Company at its  principal  office,  directed  to the  attention  of its
Secretary,  accompanied  by payment of the Option  Price in full for shares  being  purchased.  The  payment of the
Option Price shall be either in cash or, subject to any conditions set forth in the option  agreement,  by delivery of shares of Common  Stock of the  Company  having a fair market  value  equal to the Option  Price for the Options being  exercised.  The fair market  value of shares of Common  Stock of the Company  shall equal the average of the closing bid and asked prices for such shares reported on any stock exchange or  over-the-counter  trading system on the last trading date prior to the date of exercise.

         Unless there is in effect at the time of exercise a  registration  statement  under the  Securities Act of
1933  permitting  the  resale to the public of shares  acquired  under the Plan,  the  holder of the option  shall, except to the extent  determined by the Committee  that such is not required,  (i) represent and warrant in writing to the Company that the shares  acquired are being acquired for investment and not with a view to the  distribution thereof,  (ii)  acknowledge  that the shares acquired may not be sold unless  registered for sale under said Act or pursuant to an exemption  from such  registration,  and (iii) agree that the  certificates  evidencing  such shares shall bear a legend to the effect of clauses (i) and (ii).

9.       Nontransferability  of Options.  No option granted under the Plan shall be transferable  otherwise than by
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will or by the laws of descent and  distribution,  and an option may be exercised during the lifetime of the holder only by the Optionee.

10.      Death of an  Optionee.  If an  optionee  shall cease to be an  Eligible  Director on account of death,  an
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option  theretofore  granted to such Eligible  Director may be exercised by the legal  representative of the estate of the  deceased  optionee or by the person or persons to whom such  Eligible  Director's  rights  under the option shall  pass by will or the laws of  descent  and  distribution,  at any time  within  one year from the date of the death of the  optionee,  but only to the extent the  optionee  was  entitled to exercise  the option at the date of death and only during the option period.

11.      Rights as a  Stockholder.  The holder of an option  shall not have any of the rights of a  stockholder  of
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the Company with respect to the shares  subject to an option until a certificate  or  certificates  for such shares shall have been issued upon the exercise of the option.

12.      Amendment and  Termination.  The Plan shall terminate on March 31, 2012 and thereafter no options shall be
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granted  thereunder.  All options  outstanding  at the time of termination of the Plan shall continue in full force and effect in accordance  with and subject to the terms and  conditions of the Plan.  The Board of Directors of the
Company  at any time  prior to that  date may  terminate  the Plan or make  such  amendments  to it as the Board of
Directors  shall deem  advisable.  No termination  or amendment of the Plan may,  without the consent of the holder of an option then existing, terminate his option or materially and adversely affect his rights under the option.

13.      Automatic  Termination of Option.  Notwithstanding  anything  contained herein to the contrary,  if at any
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time a holder of an option  granted under this Plan becomes an employee,  officer or Director of or a consultant to an entity  which the  Committee  determines  is a  competitor  of the  Company,  such  option  shall  automatically terminate  as of the date such  conflicting  relationship  was  established  regardless  of whether  such option is exercisable in whole or in part at such time.